SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report: May 8, 2012

Century Bancorp, Inc.

(Exact name of registrant as specified in its charter)

Massachusetts	0-15752	04-2498617
(State or other jurisdiction of incorporation)	(Commission File No.)	(IRS Employer Identification No.)

400 Mystic Avenue Medford, MA		02155
(Address of principal executive offices)		(Zip Code)

(781) 391-4000

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item  5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers

On May 8, 2012, James P. McDonough was elected to the Century Bancorp Inc. (the “Company”) Board of Directors and the Century Bank and Trust Company Board of Directors.

Mr. McDonough is 61 years old. Mr. McDonough was Chancellor and Chief Financial Officer of the Roman Catholic Archdiocese of Boston from 2006 to 2012. He was also President and Chief Executive Officer of Abington Savings Bank from 1992 to 2004. Mr. McDonough’s experience and expertise in the banking industry and at non-profit organizations, which is relevant to certain customer relationships of the Company, qualifies him to serve as director of the Company.

SIGNATURES

Pursuant to the requirement of the Securities Exchange Act of 1934, the Company has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CENTURY BANCORP, INC.

/s/ William P. Hornby
William P. Hornby
Chief Financial Officer and Treasurer

Dated: May 10, 2012